Exhibit 10.2

WAIVER AND AMENDMENT NO. 2
TO
RECEIVABLES SALE AGREEMENT AND PERFORMANCE UNDERTAKING

THIS WAIVER AND AMENDMENT NO. 2 TO RECEIVABLES SALE AGREEMENT AND PERFORMANCE UNDERTAKING (this “Amendment”) is entered into as of July 31, 2026 (the “Effective Date”), by and among Sensient Agricultural Ingredients LLC (formerly known as Sensient Natural Ingredients LLC), a Delaware limited liability company, Sensient Colors LLC, a Delaware limited liability company, and Sensient Flavors LLC, a Delaware limited liability company (each of the foregoing, an “Originator” and collectively, the “Originators”), Sensient Technologies Corporation, a Wisconsin corporation (the “Performance Guarantor”), and Sensient Receivables LLC, a Delaware limited liability company (the “Buyer” and, together with the Originators and the Performance Guarantor, the “Sensient Parties”), and is consented to by Wells Fargo Bank, National Association (together with its successors and assigns, the “Purchaser”).

RECITALS

WHEREAS, the Originators and the Buyer are parties to that certain Receivables Sale Agreement, dated as of October 3, 2016, as amended by Amendment No. 1 thereto dated as of October 2, 2017 (the “Existing Sale Agreement” and, as amended hereby and from time to time hereafter amended, restated or otherwise modified, the “Sale Agreement”);

WHEREAS, the Performance Guarantor has guaranteed the Originators’ indemnification obligations under Section 6.1 of the Existing Sale Agreement pursuant to a Performance Undertaking dated as of October 3, 2016, as amended by Amendment No. 1 to Receivables Purchase Agreement and Performance Undertaking dated as of October 2, 2017 (the “Existing Performance Undertaking” and, as amended hereby and from time to time hereafter amended, restated or otherwise modified, the “Performance Undertaking”);

WHEREAS, the Buyer has financed a portion of the Purchase Price for the Receivables it is purchasing under the Sale Agreement by selling or otherwise transferring undivided interests in the Receivables and the associated Related Security;

WHEREAS, the parties wish to amend the Existing Sale Agreement and the Existing Performance Undertaking as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Sale Agreement.

2.           Amendments.

2.1.        The Existing Sale Agreement is hereby amended as follows:

(a)       All references in the Existing Sale Agreement to “Sensient Natural Ingredients LLC” and “SNI” are hereby replaced with “Sensient Agricultural Ingredients LLC” and “SAI”, respectively; and

(b)        Exhibit II to the Existing Sale Agreement is hereby amended and restated in its entirety to read as set forth on Annex A hereto.

2.2.        The first recital in the Existing Performance Undertaking is hereby amended and restated in its entirety to read as follows:

Whereas, Sensient Agricultural Ingredients LLC, a Delaware limited liability company, Sensient Colors LLC, a Delaware limited liability company, and Sensient Flavors LLC, a Delaware limited liability company (each, an “Originator”), are wholly-owned Subsidiaries of the Performance Guarantor;

3.         Waiver. Each of the Buyer and the Purchaser hereby waives (i) any Termination Event that arose under the Existing Sale Agreement as a result of the Originators’ failure to comply with Section 4.2(a) of the Sale Agreement when Sensient Natural Ingredients LLC changed its name to Sensient Agricultural Ingredients LLC on October 31, 2025, and (ii) any Amortization Event under the Purchase Agreement that would have otherwise resulted from such Termination Event.

4.        Effect of Amendment. Except as specifically modified hereby, the Existing Sale Agreement, the Existing Performance Undertaking and the Purchase Agreement shall remain unaltered and in full force and effect. Each of the Originators hereby ratifies and confirms its grant of a security interest in its Originator Collateral in favor of the Buyer which has been assigned to the Purchaser pursuant to the Purchase Agreement. This Amendment shall not constitute a novation of the Existing Sale Agreement or the Existing Performance Undertaking but shall constitute an amendment to each of them and a waiver under the Existing Sale Agreement [and the Purchase Agreement] to the limited extent set forth in Section 3 above.

5.          Conditions Precedent. Effectiveness of this Amendment is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

(a)       Wells shall have received: (i) counterparts hereof, duly executed by each of the parties hereto and consented to by the Purchaser, (ii) a copy of SAI’s Certificate of Formation as amended to date, certified by the Delaware Secretary of State on or within one month prior to the date hereof, and (iii) a good standing certificate for SAI issued by the Delaware Secretary of State on or within one month prior to the date hereof.

(b)         Each of the representations and warranties of any of the Sensient Parties contained in Section 6 of this Amendment shall be true and correct.

6.         Representations and Warranties. Each of the Sensient Parties hereby represents and warrants, as of the date hereof, to the other parties hereto that (a) this Amendment has been duly authorized, executed and delivered by it and constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles, and (b) upon giving effect hereto, each of the representations and warranties made by it in the Sale Agreement or the Performance Undertaking, as applicable, were true and correct when made and are true and correct, in all material respects, on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall remain true and correct, in all material respects, as of such earlier date) with the same full force and effect as if each of such representations and warranties had been made by it on the date hereof and in this Amendment. The representations and warranties set forth above shall survive the execution of this Amendment.

7.          CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE BUYER’S OR THE PURCHASER’S SECURITY INTEREST IN THE ORIGINATOR COLLATERAL OR REMEDIES UNDER THE TRANSACTION DOCUMENTS IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

8.     CONSENT TO JURISDICTION. EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE SALE AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THE SALE AGREEMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE PURCHASER TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SENSIENT PARTY AGAINST THE PURCHASER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH SENSIENT PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.

9.       WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE SALE AGREEMENT, THE PERFORMANCE UNDERTAKING, THE PURCHASE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

10.         Binding Effect. Upon execution and delivery of a counterpart hereof by each of the parties hereto, and the satisfaction of the conditions precedent set forth in Section 5 hereof, this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

11.        Counterparts; Severability; Section References. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of a scanned image of an executed counterpart of a signature page to this Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or attorneys-in-fact as of the date hereof.

SENSIENT AGRICULTURAL INGREDIENTS LLC,
as an Originator

By:	/s/ John J. Manning
Name:	John Manning
Title:	General Counsel

SENSIENT COLORS LLC,
as an Originator

By:	/s/ John J. Manning
Name:	John Manning
Title:	General Counsel

SENSIENT FLAVORS LLC,
as an Originator

By:	/s/ John J. Manning
Name:	John Manning
Title:	General Counsel

SENSIENT TECHNOLOGIES CORPORATION,
as the Performance Guarantor

By:	/s/ John J. Manning
Name:	John Manning
Title:	General Counsel

SENSIENT RECEIVABLES LLC, as the Buyer

By:	/s/ John J. Manning
Name:	John Manning
Title:	General Counsel

The undersigned hereby consents to the foregoing Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Ryan Tozier
Name:	Ryan Tozier
Title:	Managing Director

Annex A

Exhibit II

Jurisdiction of Organization; Principal Place of Business; Chief Executive Office; Other Location(s) of Records; Federal Employer Identification Number; Other Names

Company	FEIN	Jurisdiction of Organization	Principal Place of Business	Chief Executive Office and Locations of Records	Other/Prior Legal and Trade Names (During the 5 years prior to the Closing Date)
Sensient Agricultural Ingredients LLC	39-1743378	Delaware	151 S. Walnut Road Turlock, CA 95380 151 South Walnut Road Turlock, CA 95380	151 S. Walnut Road Turlock, CA 95380	Sensient Dehydrated Flavors LLC until April 11, 2013 and Sensient Natural Ingredients LLC until October 31, 2025

Sensient Colors LLC	13-5185700	Delaware	2515 N. Jefferson Ave. St. Louis, MO, 63106-1903	2515 N. Jefferson Ave. St. Louis, MO, 63106-1903	n/a
Sensient Flavors LLC	39-0561070	Delaware	2800 W Higgins Road, Suite 900 Hoffman Estates, IL 60169	2800 W Higgins Road, Suite 900 Hoffman Estates, IL 60169	n/a